SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2003

ePresence, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

000-20364	04-2798394
(Commission File Number)	(I.R.S. Employer Identification No.)

120 Flanders Road

Westboro, Massachusetts 01581

(Address of Principal Executive Offices, Including Zip Code)

(508) 898-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

On October 23, 2003, ePresence, Inc. issued a press release entitled “ePresence Announces Agreement to Sell Its Services Business and Plan of Liquidation”. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Asset Purchase Agreement and Plan of Liquidation referred to in this press release are filed as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits – See Exhibit Index attached hereto.

Item 12. Disclosure of Results of Operations and Financial Condition.

The press release referred to under Item 5 above included disclosure regarding ePresence, Inc.’s financial results for the quarter ended September 30, 2003.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePRESENCE, INC.

Date: October 23, 2003	By:	/s/ RICHARD M. SPAULDING
Richard M. Spaulding Senior Vice President and Chief Financial Officer, Treasurer and Clerk (Principal Financial and Principal Accounting Officer)

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Exhibit Index

99.1	Press release dated October 23, 2003 entitled “ePresence Announces Agreement to Sell Its Services Business and Plan of Liquidation”

99.2	Asset Purchase Agreement dated October 22, 2003 between ePresence, Inc. and Unisys Corporation

99.3	Plan of Complete Liquidation and Dissolution of ePresence, Inc.